UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
______________________
Date of Report
(Date of earliest event reported):February 4, 2015
Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)
Wisconsin                    1-7283                    39-0875718
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)
200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)
(608) 364-8800
(Registrant’s telephone number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on February 4, 2015 by Regal Beloit Corporation (the “Company”) to include the financial information referred to in Item 9.01(a) and (b) with respect to the Company’s acquisition of the Power Transmission Solutions business (“PTS”) of Emerson Electric Co. (NYSE:EMR) on January 30, 2015.  The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited financial statements of PTS as of September 30, 2014 and for the years ended September 30, 2014 and 2013 and the consent of independent auditors are filed as Exhibits 99.2 and 23.1 hereto, respectively, and are incorporated by reference herein.

(b) Pro forma financial information

On January 30, 2015, the Company completed its acquisition of PTS.  The following pro forma financial statements are filed as Exhibit 99.3 hereto and are incorporated by reference herein:

1) Unaudited Pro Forma Combined Condensed Statement of Income for the Year Ended December 28, 2013 and the nine months ended September 27, 2014.

2) Unaudited Pro Forma Combined Condensed Balance Sheet as of September 27, 2014.

3) Notes to the Unaudited Pro Forma Combined Condensed Financial Statements.

(c) Not Applicable

(d) Exhibits. The following are being filed herewith:

2.1 Amended and Restated Asset and Stock Purchase Agreement, dated as of January 30, 2015, by and among Regal Beloit Corporation and Emerson Electric Co.*

10.1 Credit Agreement, dated as of January 30, 2015, by and among Regal Beloit Corporation, certain of its subsidiaries, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders named therein.*

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of PTS.

99.1 News Release of Regal Beloit Corporation, dated February 2, 2015.*

99.2 Audited financial statements of PTS as of September 30, 2014 and for the years ended September 30, 2014 and 2013.

99.3  Unaudited Pro Forma Combined Condensed Financial Statements.

________

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.
REGAL BELOIT CORPORATION

Date: April 16, 2015     By: /s/ Peter C. Underwood
Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION
EXHIBIT INDEX to AMENDEMENT No. 1 to CURRENT REPORT ON FORM 8-K DATED APRIL 16, 2015

Exhibit Number	Exhibit Description
2.1	Amended and Restated Asset and Stock Repurchase Agreement dated as of January 30, 2015, by and between Regal Beloit Corporation and Emerson Electric Co.* **
10.1	Credit Agreement, dated as of January 30, 2015, by and among Regal Beloit Corporation, certain of its subsidiaries, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders named therein.*
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.
99.1	News Release of Regal Beloit Corporation, dated February 2, 2015.*
99.2	Audited financial statements of PTS as of September 30, 2014 and for the years ended September 30, 2014 and 2013.
99.3	Unaudited Pro Forma Combined Condensed Financial Statements.

________

*Previously filed
**Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish, supplementally, a copy of any omitted schedule to the Securities and Exchange Commission upon request.